Exhibit 99.1

MOBILEBITS HOLDINGS CORPORATION STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement, dated as of the 24 day of June, 2014 (this “Agreement”), by and among Mobilebits Holdings Corporation, a Nevada corporation (the “Company”) and Najak Investment Company (Exempted) (“Purchaser”).  The Company and the Purchaser are individually referred to herein as a “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) or Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company shares of common stock of the Company (the “Common Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.             Sale and Purchase of Common Shares.

1.1            Sale and Purchase. The Company hereby sells to the Purchaser and the Purchaser hereby agrees to purchase from the Company the Purchased Shares (as hereinafter defined) on the terms and conditions set forth in this Agreement.  The Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration pursuant to Section 4(2) of the Securities Act.

1.2            Initial Closing. On or before the date which is twenty-one (21) business days from the date that the last party to execute this Agreement has executed this Agreement, the Purchaser shall purchase from the Company and the Company shall sell to the Purchaser Twenty-Four Million (24,000,000) Common Shares (the “Initial Purchased Shares”) in exchange for a purchase price of One Million Two Hundred Thousand Dollars ($1,200,000) (the “Initial Purchaser Price”).  The closing of the purchase and sale of the Initial Purchased Shares (the “Initial Closing”) shall take place on such date as is mutually agreeable to the parties provided however the date shall be no later than the date that is twenty-one (21) business days from the date that the last party to execute this Agreement has executed this Agreement (the “Initial Closing Date”).  On or before the Initial Closing Date, and subject to the terms and conditions of this Agreement, the Purchaser shall transfer One Million Forty Four Thousand One Hundred Twenty Seven Dollars ($1,044,127.00) (the “Escrowed Purchase Price”) to Keating Muething & Klekamp PLL (the “Escrow Agent”).  Upon the Escrow Agent’s receipt of (1) the Initial Purchase Price, (2) a certificate (or certificates in such denominations as such Purchaser shall request) representing the Initial Purchased Shares issued in the name of Purchaser, and (3) a legal opinion in the form and substance attached as Exhibit A that the issuance of such Initial Purchased Shares are duly authorized by all appropriate corporate action and otherwise in such form and substance acceptable to the Purchaser, the Purchaser and the Company shall jointly authorize the Escrow Agent to release the certificates and legal opinion to the Purchaser and the Initial Purchase Price to the Company.  Effective upon the release of the Escrowed Purchase Price and in satisfaction of the remaining balance of the Initial Purchase Price, that certain Secured Promissory Note dated June 13, 2014 issued by the Company and MobileBits Corporation in the name of Purchaser in the intial principal amount of $155,873.00 shall be deemed cancelled and no longer of any force or effect.

1.3            Subsequent Closing.  On or before the date which is two hundred ten (210) days after the Initial Closing Date, the Purchaser may provide written notice (a “Subsequent Closing Notice”) to the Company that the Purchaser intends to purchase up to an additional Forty Million (40,000,000) Common Shares.  The number of Common Shares designated in such written notice is referred to in this Agreement as the “Subsequent Purchased Shares” and collectively, with the Initial Purchased Shares, the “Purchased Shares”. The purchase price for the Subsequent Purchased Shares shall be five cents ($0.05) per Common Share (the “Subsequent Purchase Price”).  Within twenty-one (21) business days of the Company’s receipt of a Subsequent Closing Notice (the “Subsequent Closing Date”), the Company shall cause to be delivered to the Escrow Agent: (1) a certificate (or certificates in such denominations as such Purchaser shall request) representing the Subsequent Purchased Shares issued in the name of Purchaser, and (2) a legal opinion in the form and substance attached as Exhibit A that the issuance of such Subsequent Purchased Shares are duly authorized by all appropriate corporate action and otherwise in such form and substance acceptable to the Purchaser, and the Purchaser shall cause to be delivered to the Escrow Agent, the Subsequent Purchase Price.  Upon confirmation from the Escrow Agent of the Escrow Agent’s receipt of the foregoing, the Purchaser and the Company shall jointly authorize the Escrow Agent to release the share certificates representing the Subsequent Purchased Shares and the legal opinion to the Purchaser and the Subsequent Purchase Price to the Company.

1.4            Use of Proceeds.  The Company shall use the Purchase Price received from this transaction solely for the purpose of marketing, developing and expanding its business in the United States.  No portion of the Purchase Price shall be used for past due costs or expenses or for commissions, brokerage fees or similar charges or expenses without the express written consent of Purchaser.

2.              Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as of the Initial Closing Date and each Subsequent Closing Date as follows:

2.1            Organization and Standing: Articles and Bylaws.  The Company is and will be a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and will have all requisite corporate power and authority to carry on its business as proposed to be conducted.  The Company is duly qualified to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties makes such qualification necessary.

2.2            Corporate Power.  The Company will have as of the Initial Closing Date and each Subsequent Closing Date, all requisite corporate power to enter into this Agreement and to sell and issue the Purchased Shares.  This Agreement shall constitute a valid and binding obligation of the Company enforceable in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights.

2.3           Valid Issuance of Common Shares.  The Purchased Shares, when issued in compliance with the provisions of this Agreement will be duly authorized, validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances caused or created by the Company; provided, however, that all such shares may be subject to restrictions on transfer under state and federal securities laws as set forth herein, and as may be required by future changes in such laws.  The authorized capital stock of the Company consists of Two Hundred Fifty Million (250,000,000) Common Shares, and Ten Million (10,000,000) shares of preferred stock (“Preferred Stock”).  As of the date of this Agreement: (i) Eighty-Four Million, Five Hundred One Thousand, Two Hundred Nine (84,501,209) Common Shares are issued and outstanding; (ii) no shares of Preferred Stock are issued and outstanding; (iii) there options and warrants outstanding exercisable to purchase Thirty-Seven Million, Nine Hundred Seventy-One Thousand, One Hundred Forty-Two (37,971,142) Common Shares; and (iv) Nineteen Million Three Hundred Forty-Five Thousand, Six Hundred Eighty (19,345,680) Common Shares are issued but held in escrow pending the results of a litigation, as disclosed in our SEC Documents (as defined below); (v) Two Million, Six Hundred Thirty-Seven Thousand, One Hundred Eighty-One (2,637,181) Common Shares to be issued related to the Pringo acquisition; and (vi) Six Hundred Ten Thousand, Three Hundred Nineteen (610,319) Common Shares to be issued relates to shares exchanged for the relief of certain debt.  The Company is not an “issuing corporation” within the meaning of Section 78.3788 of the Nevada Revised Statutes.

2.4            No Conflict. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or governmental entity under any laws; (b) will not violate any laws applicable to the Company; and (c) will not violate or breach any contractual obligation to which the Company is a party.

2.5            Financial Statements.  The Company has made available to the Purchaser the unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of January 31, 2014 and for the quarter ended January 31, 2014  (collectively, the “Financial Statements”).  The Financial Statements present fairly in all material respects the financial position of the Company in accordance with generally accepted accounting principles. The Financial Statements are true and correct in all material respects.  Except as set forth in the Financial Statements or otherwise not required to be disclosed pursuant to generally accepted accounting principles, the Company has no liability or obligation, absolute or contingent (individually or in the aggregate), except (i) obligations and liabilities incurred after the date of incorporation in the ordinary course of business that are not material, individually or in the aggregate, and (ii) obligations under contracts made in the ordinary course of business that would not be required to be reflected in financial statements prepared in accordance with generally accepted accounting principles.

2.6            Board Approval.  The Board of Directors of the Company, by resolutions duly adopted by unanimous vote of the directors present at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly (i) declared that this Agreement and the transactions contemplated hereby are advisable and fair to and in the best interests of the Company and its stockholders, and (ii) approved and adopted this Agreement and the transactions contemplated hereby.  No approval of the stockholders is required.

2.7            Litigation.  Except as disclosed in the Company’s SEC Documents (as defined below)  there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company or any of its subsidiaries, or for which the Company or any of its subsidiaries is as of the date hereof obligated to indemnify a third party and neither the Company nor any of its subsidiaries is subject to any outstanding and unsatisfied order, writ, injunction, decree or arbitration ruling, award or other finding.  There is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company or any of its subsidiaries that, as of the date hereof, challenges the validity or propriety, or seeks to prevent consummation of, the transactions contemplated by this Agreement.  “SEC Documents” shall mean all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein).

2.8            Transactions with Affiliates.  The Company’s SEC Documents describe any material transactions or relationships between the Company and any (a) executive officer or director of the Company or any of such executive officer’s or director’s immediate family members, (b) owner of more than five percent (5%) of the voting power of the outstanding capital stock of the Company or (c) to the knowledge of the Company, any “related person” (within the meaning of Item 404 of Regulation S−K under the Securities Act) of any such officer, director or owner (other than the Company) in each of the case of (a), (b) or (c) that is of the type that would be required to be disclosed under Item 404 of Regulation S−K under the Securities Act.

2.9            Certain Liabilities.  Except as set forth in the Company’s SEC Documents, the Company has no current liabilities, outstanding debt, or payments owed to third parties in excess of Twenty-Five Thousand Dollars ($25,000).  It is the position of the Company that certain terms and conditions of the purported Employment Agreement dated April 21, 2014 (the “2014 Agreemetn”) between the Company and Walter Kostiuk, previously presented to the Purchaser, were not properly authorized and may not be enforceable by Mr. Kostiuk against the Company, although this may require litigation to make a final determination. The Company intends to take any and all legal action necessary to declare the 2014 Agreement invalid.

2.10          Offering.  Subject in part to the truth and accuracy of Purchaser’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Purchased Shares as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and will not result in the violation of the qualification or registration requirements of any applicable state securities laws subject to filings pursuant to applicable state and federal securities laws that may be made following the Initial Closing.  Neither the Company nor any authorized agent acting on its behalf will take any action that would cause the loss of such exemptions.

2.11          Material Adverse Changes.  No event or circumstance has occurred since January 31, 2013 which has had or is reasonably likely to have a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, or results of operations, or prospects of the Company.

2.12          Intellectual Property.  The Company has sufficient title and ownership of all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes (collectively, necessary for its business as now conducted or as proposed by the Company to be conducted, without any conflict with or infringement of the rights of others.  The Company has not received any communications alleging that the Company has violated or, by conducting its business as now conducted or as proposed to be conducted, would violate any intellectual property rights of any other person or entity.  Without limitation to the foregoing, the Company owns all right, title and interest to the SAMY mobile application, software, and the related content and intellectual property rights.

2.13          Full Disclosure.  The Company has not failed to disclose to Purchaser any facts material to the Company or its business.  No representation or warranty by Company contained in this Agreement, and no statement contained in any document (including, without limitation, the disclosure schedules), certificate, or other writing furnished or to be furnished by the Company to Purchaser or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

3.              Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

3.1            Acquisition for Investment.  The Purchaser is acquiring the Purchased Shares solely for the Purchaser’s own account for the purpose of investment and not with a view to or for sale in connection with distribution.  The Purchaser does not have a present intention to sell the Purchased Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Purchased Shares to or through any person or entity.  The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Purchased Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

3.2            Sophistication or non-US Person.  The Purchaser is a sophisticated investor, as described in Rule 506(b)(2)(ii) promulgated under the Securities Act and has such experience in business and financial matters that it is capable of evaluating the merits and risk of an investment in the Company or the Purchaser is not a “US person” as defined in Regulation S of the Securities Act and understands that the issuance of the shares is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder.  The Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited, sophisticated, or non “US person” investor.

3.3           Opportunities for Additional Information.  The Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

3.4            No General Solicitation.  The Purchaser acknowledges that the Purchased Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

3.5            Legends.  The Purchaser hereby agrees with the Company that the Purchased Shares will bear the following legend or one that is substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

3.6           Additional Legend; Consent. Additionally, the Purchased Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.  The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of Common Shares in order to implement the restrictions on transfer of the Purchased Shares.

4.             Covenants.

4.1            Commitment to IPO.  Within twelve (12) months of the Initial Closing Date, the Company shall consummate the Company’s first underwritten public offering of Common Shares pursuant to an effective registration statement under the Securities Act or other applicable securities laws as a result of which (i) the per share price to the public reflects a pre-offering valuation of the Company’s outstanding Common Shares of at least Twenty Million Dollars ($20,000,000) and (ii) after giving effect to which, the Common Shares are listed for trading on The NASDAQ Stock Market or The New York Stock Exchange.  If the Company fails to achieve an initial public offering meeting the criteria in the previous sentence, the Purchaser and its transferees shall have the right at its election to: (1) receive from the Company a payment equal to thirty cents ($0.30) per Purchased Share to be paid within thirty (30) days of the receipt of written demand therefor, or (2) to put all or any portion of the Purchased Shares held by such stockholder to the Company and the Company shall have the obligation to redeem such Purchased Shares put to the Company in exchange for a cash payment equal to fifty cents  ($0.50) per Purchased Share to be paid within thirty (30) days of the receipt of written notice therefor.

4.2            Quarterly Financial Statements.  Within forty-five (45) days after the end of each fiscal quarter, other than the Company’s fiscal year end, the Company shall provide to Purchaser unaudited balance sheets and statements of income and retained earnings and of cash flows as of the end of such quarter comparing such financial position and results of operations against the same periods for the prior year.  Such quarterly financial statements shall have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) (subject to normal year-end adjustments, the effect of which are not material in nature, and for the omission of certain footnotes and other presentation items required by GAAP with respect to audited financial statements), and shall fairly present in all material respects the combined financial position, results of operations and cash flows of Issuer and its Subsidiaries as of the date thereof and for the periods covered thereby.  The Company shall have ninety (90) days to file such financial statements after the completion of its fiscal year. Any reports filed in accordance with Rule 12b-25(b) shall be deemed to have satisfied this Section 4.2.

4.3            Actions Requiring Purchaser Consent. Unless the Purchaser expressly consents otherwise, the Company covenants and agrees that for the two (2) years after the Initial Closing Date as follows:

(a)            The Company shall preserve intact the current status of the Company as an OTC Bulletin Board quoted company until such time as the Company’s Common Shares become listed on a national securities exchange.

(b)            The Company will not enter into any material contract or business transaction, merger or business combination, or incur any further debts or obligations without the express written consent of Purchaser.

(c)            The Company will not amend or change its Articles of Incorporation or Bylaws, or issue any further shares of capital stock or create any other class of shares in the Company without the express written consent of Purchaser.

4.4            Actions Requiring Purchaser Notice.  Before the Company takes any of the following actions, the Company shall provide the Purchaser with ninety (90) days prior written notice:

(a)            The Company will not issue any stock options, warrants or other rights or interests in or to its shares.

(b)            The Company shall not be permitted to raise any additional capital.

4.5            Right of First Refusal

(a)            At any time, and subject to the terms and conditions specified in this Section 4.5, the Purchaser shall have a right of first refusal if the Company from a third party (the “Independent Third Party”) that the Company desires to accept for the issuance of any securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares (“Equity Securities”).  Each time the Company receives an offer for any of its Equity Securities (the “Offered Securities”), the Company shall first make an offering of such Equity Securities to the Purchaser in accordance with the following provisions of this Section 4.5 prior to accepting such an offer.

(b)            Offer Notice. The Company shall, within five (5) Business Days of receipt of the offer from the Independent Third Party, give written notice (the “Offering Notice”) to the Purchaser that it has received a bona fide offer from an Independent Third Party and specifying: (i) number Offered Securities to be purchased; and (ii) the per share purchase price and the other material terms and conditions of the offer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof.

(c)            Exercise of Right of First Refusal. Upon receipt of the Offering Notice, the Purchaser shall have sixty (60) calendar days (the “ROFR Notice Period”) to elect to purchase the Purchaser’s pro rata share of the Offered Securities by delivering a written notice (a “ROFR Offer Notice”) to the Company stating that it offers to purchase such Offered Securities on the terms specified in the Offering Notice.  Any ROFR Offer Notice shall be binding upon delivery and irrevocable by the Purchaser.   If the Purchaser shall not elect to exercise its right to purchase the Purchaser’s pro rata share of the Offered Securities, the Company shall be permitted to consummate its sale of the Offered Securities on the same terms and conditions as set forth in the Offering Notice at any time during the ninety (90) day period commencing with the last day of the ROFR Notice Period.  If the Company does not consummate the sale of the Offered Securities during the ninety (90) day period, the Company shall first provide a new Offering Notice to the Purchaser in accordance with the terms of this Section 4.5.

4.6            Reports Under Exchange Act.  With a view to making available to the Purchaser the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell the Purchased Shares to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)            make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144;

(b)            use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and furnish to the Purchaser, so long as the Purchaser (or its transferees) own any Common Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing Purchaser and its transferees of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

4.7            Registration Rights.  The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC the Registration Statement on such applicable form covering the resale of all of the Registrable Securities. The Company shall use its best efforts to have such Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

“Effectiveness Deadline” means (i) with respect to the Registration Statement, the earlier of the (A) thirtieth (30th) calendar day after the Filing Deadline and (B) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Filing Deadline” means (i) with respect to the Registration Statement, the sixtieth (60th) calendar day after the Initial Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Deadline shall be extended to the next business day on which the SEC is open for business.

“Registrable Securities” means all of (i) the Purchased Shares, provided, that the Purchaser has completed and delivered to the Company a Notice of Registration Statement and Selling Securityholder Questionnaire attached hereto as Exhibit B and provided to the Company any other information regarding the Purchaser and the distribution of the Registrable Securities as the Company may, from time to time, reasonably require for inclusion in a Registration Statement pursuant to applicable law.

“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering Registrable Securities, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

4.8            Piggyback Registration.

(a)            Whenever the Company proposes to register any Common Shares under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Common Shares for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of the Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than twenty (20) days prior to the filing of such Registration Statement) to the Purchaser of its intention to effect such a registration and, subject to Section 4.7(b) and Section 4.7(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the Purchaser within fourteen (14) days after the Company’s notice has been given to each such holder.  A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 4.6 of this Agreement.

(b)            If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the Purchaser (if the Purchaser has elected to include Registrable Securities in such Piggyback Registration) in writing that in its opinion the number of shares of Registrable Securities proposed to be included in such registration, including all Registrable Securities and all other Common Shares proposed to be included in such underwritten offering, exceeds the number of Common Shares which can be sold in such offering and/or that the number of Common Shares proposed to be included in any such registration would adversely affect the price per Common Shares to be sold in such offering, the Company shall include in such registration (i) first, the number of Common Shares that the Company proposes to sell; (ii) second, the number of Purchased Shared requested to be included therein by the Purchaser (and its transferees); and (iii) third, the number of Common Shares requested to be included therein by holders of Common Shares (other than holders of Purchased Shares), allocated among such holders in such manner as they may agree.

(c)            If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Shares other than Registrable Securities, and the managing underwriter advises the Company in writing that in its opinion the number of Common Shares proposed to be included in such registration, including all Registrable Securities and all other Common Shares proposed to be included in such underwritten offering, exceeds the number of Common Shares which can be sold in such offering and/or that the number of Common Shares proposed to be included in any such registration would adversely affect the price per Common Share to be sold in such offering, the Company shall include in such registration (i) first, the number of Common Shares requested to be included therein by the Purchaser; and (ii) second, the number of Common Shares requested to be included therein by other holders of Common Shares, allocated among such holders in such manner as they may agree.

(d)            If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

4.9            Board of Directors.  From and after the Closing Date, the Company and each subsidiary shall cause two designees of the Purchaser (“Board Designees”) to be appointed or elected, as applicable, to the Company’s Board of Directors and to the Board of Directors (or similar governing body) (each, a “Board”) of each subsidiary of the Company.  The Company shall enter into an indemnification agreement with each Board Designees in form and substance reasonably acceptable to the Company and Purchaser.  In the event that any Board shall create any committees of the Board, it shall appoint, and keep appointed, the Board Designees to the membership of such committee.  Notwithstanding any provision in the Articles of Incorporation or bylaws of the Company, the Company shall give the Board Designees at least forty-eight (48) hours prior written notice of any meeting of the Board or of any Board committee.  Such notice shall be sent to each Board Designee to an e-mail address supplied by such Board Designee.  Within sixty (60) days of the Closing Date the Company shall cause the Articles of Incorporation of the Company to be amended to effectuate the provisions of this Section 4.9 in a legally enforceable manner in form and substance satisfactory to legal counsel to the Purchaser.  If for any reason whatsoever, the Company is unable to amend its Articles of Incorporation in such manner consistent with the foregoing sentence, the Purchaser and its transferees shall have the right to sell any Purchased Shares to the Company and the Company shall have the obligation to redeem the Purchased Shares in exchange for immediately available funds equal to five (5) times the Purchase Price.

5.              Indemnification.  All representations and warranties set forth in this Agreement shall survive the Initial Closing for a period of eighteen (18) months.  The Company agrees to defend, hold harmless and indemnify Purchaser and its affiliates, officers, directors, employees or agents arising from or related to: (a) any breach of the representations and warranties of the Company set forth in this Agreement; and (b) any breach or non-performance of any covenant or agreement of the Company set forth in this Agreement.

6.              Miscellaneous

6.1            Successors and Assigns. This Agreement shall insure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that the Company shall not assign or delegate any of the obligations created under this Agreement without the prior written consent of the Purchaser.  Without limitation to the foregoing, the parties acknowledge and agree that the transferee of any Common Shares sold to Purchaser pursuant to the terms of this Agreement shall be deemed third party beneficiaries of this Agreement and the Purchaser shall be permitted to assign its rights under this Agreement to such transferees.

6.2            Expenses.  The Company shall pay or reimburse Purchaser for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by Purchaser) incurred by Purchaser in connection with, arising out of, or in any way related to the negotiation, preparation, execution and delivery of this Agreement and whether or not executed, any waiver, amendment or consent thereunder or thereto, and exercising or enforcing any of the rights of Purchaser in, under or related to this Agreement.

6.3            Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Company, to:

MobileBits Holdings Corporation
5901 N. Honore Ave., Suite 110
Sarasota, FL 34243

If to the Purchaser:

Najak Investment Company (Exempted)
P.O. Box 831259
Amman- Jordan
Khaled Abu Hassan
Email: Hussein@pholdingltd.com

6.4            Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed by each Party.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5            Entire Agreement; Conflict with Charter. This Agreement and the other agreements and documents referenced herein and any other document or agreement contemporaneously entered into with this Agreement contain all of the agreements among the parties with respect to the transactions contemplated hereby and supersede all prior agreements or understandings, whether written or oral, among the parties with respect thereto.  In the event of any conflict or inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Articles of Incorporation or the Bylaws, the applicable terms and provisions of this Agreement shall control and the Company shall cause the Articles of Incorporation or Bylaws to be amended so as not to so conflict.

6.6            Public Announcements.  The content and timing of any initial press release, current report on Form 8-K or other public announcement with respect to this Agreement or the transactions contemplated hereby shall be agreed to by each of the Company and the Purchaser and thereafter each of the Company and the Purchaser agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation.

6.7            Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated in this Agreement are fulfilled to the extent possible.

6.8            Counterparts; Facsimile Execution.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.  Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

6.9            Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State and Federal District of Florida without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the Federal District and State of Florida for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

6.10          Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of each of the other Parties.  Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

MOBILEBITS HOLDINGS CORPORATION

By:	/s/ James Burk
Name: James Burk Title: Chief Financial Officer

STATE OF	California	)
) ss.
COUNTY OF	Los Angeles	)

On this 24th day of June, 2014, before me personally came James Burk, to me known, who being duly sworn, did depose and say, that he is the Chief Financial Officer of Mobilebits Holdings Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

/s/ Bryan S. Choi
Notary Public

NAJAK INVESTMENT COMPANY (Exempted)

By:	/s/ Khaled Abu Hassan
Name: Khaled Abu Hassan